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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 28, 1998
                                                 -------------------
(OCTOBER 28, 1998)
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               WORLD ACCESS, INC. (FORMERLY KNOWN AS "WAXS INC.")
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                           333-65389                     58-2398004
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(STATE OR OTHER            (COMMISSION FILE NUMBER)            (IRS EMPLOYER
JURISDICTION OF                                                IDENTIFICATION
INCORPORATION)                                                     NUMBER)



945 E. PACES FERRY ROAD, SUITE 2240, ATLANTA, GEORGIA                    30326
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (404) 231-2025
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                                      N/A
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

      On October 28, 1998, the Registrant, a recently formed holding company and wholly-owned subsidiary of Old World Access (defined below), became the parent holding company of and successor to WA Telcom Products Co., Inc. (formerly known as "World Access, Inc."), a Delaware corporation ("Old World Access"), and NACT Telecommunications, Inc., a Delaware corporation ("NACT"), as a result of the consummation of the transactions contemplated by the Agreement and Plan of Merger and Reorganization, dated as of February 24, 1998, as amended (as so amended, the "Merger Agreement"), among the Registrant, Old World Access, NACT, WAXS Acquisition Corp. ("WAXS Merger Sub") and NACT Acquisition Corp. ("NACT Merger Sub"). Pursuant to the Merger Agreement, WAXS Merger Sub merged with and into Old World Access with Old World Access being the surviving corporation (the "WAXS Merger") and NACT Merger Sub merged with and into NACT with NACT being the surviving corporation (the "NACT Merger"). The World Access Merger and the NACT Merger are referred to collectively as the "Transaction."

      Upon the consummation of the WAXS Merger, (i) Old World Access became a wholly-owned subsidiary of the Registrant, (ii) the name of Old World Access was changed from World Access, Inc. to WA Telcom Products Co., Inc., (iii) each share of Old World Access common stock, par value $.01 per share (the "WA Common Stock"), issued and outstanding was automatically converted into one fully-paid and nonassessable share of the common stock, par value $.01 per share, of the Registrant (the "Registrant's Common Stock"), and (iv) each currently outstanding stock option of Old World Access was automatically converted into an option to purchase the same number of shares of the Registrant's Common Stock at the same option exercise price per share and the same terms and subject to the same conditions as set forth in the option. Immediately following the consummation of the WAXS Merger, the Registrant filed a certificate of amendment to its certificate of incorporation effecting a change of its name from "WAXS INC." to "World Access, Inc.".

      Old World Access has outstanding $115 million of its 4.5% Convertible Subordinated Notes due 2002 (the "Notes") which were issued pursuant to the terms of an Indenture ("Indenture") dated as of October 1, 1997 between Old World Access and First Union National Bank, as trustee (the "Trustee"). As part of the Transaction, the Registrant has entered into a Supplemental Indenture with the Trustee (the "Supplemental Indenture") pursuant to which it has irrevocably guaranteed the Notes. The Supplemental Indenture also provided that the Notes are now convertible into the Registrant's Common Stock.

      Upon the consummation of the NACT Merger, (i) NACT became a wholly-owned subsidiary of the Registrant, (ii) each share of NACT common stock, par value $.01 per share (the "NACT Common Stock"), issued and outstanding was automatically converted into the right to receive 1.0469 fully-paid and nonassessable shares of the Registrant's Common Stock, and (iii) each currently outstanding stock option of NACT was automatically converted into an option to purchase that number of shares of the Registrant's Common Stock that the holder thereof would have received had they exercised their options immediately prior to the consummation of the

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NACT Merger, at the same option exercise price per share and the same terms and subject to the same conditions as set forth in the option.

      The Registrant will issue new stock certificates to stockholders of record of NACT in connection with the NACT Merger. The Registrant does not, however, intend to issue new stock certificates to stockholders of record of Old World Access in connection with the WAXS Merger; instead, each certificate representing issued and outstanding shares of WA Common Stock immediately prior to the effective date of the WAXS Merger will continue to evidence ownership of the shares of the Registrant's Common Stock after the effective date of the WAXS Merger.

      Upon consummation of the Transaction, the Registrant's Common Stock was deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 12g-3(d) promulgated thereunder. For purposes of Rule 12g- 3(d), the Registrant is the successor issuer to Old World Access and NACT. The Registrant's Common Stock has been substituted for the WA Common Stock on the Nasdaq National Market and will continue to be listed under the WA Common Stock symbol, "WAXS", without interruption. The NACT Common Stock will no longer be listed on the Nasdaq. The description of the Registrant's Capital Stock, including the Registrant's Common Stock, contained under the caption "DESCRIPTION OF HOLDCO CAPITAL STOCK" in the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on October 6, 1998 (Commission File No. 333-65389) is hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.

      The following exhibits are filed herewith by direct transmission via "EDGAR":

      2.1(1) Agreement and Plan of Merger and Reorganization dated as of February 24, 1998 among World Access, Inc., WAXS INC., WAXS
                  Acquisition Corp., NACT Telecommunications, Inc. and NACT
                  Acquisition Corp. (Incorporated herein by reference to Exhibit 2.1(1) to the registrant's Registration Statement on Form S-4, Commission File No. 333-65389).

      2.1(2)      First Amendment to Agreement and Plan of Merger and
                  Reorganization dated as of June 30, 1998 among World Access,
                  Inc., WAXS INC., WAXS Acquisition Corp., NACT
                  Telecommunications, Inc. and NACT Acquisition Corp.
                  (Incorporated herein by reference to Exhibit 2.1(2) to the registrant's Registration Statement on Form S-4, Commission
                  File No. 333-65389).

      2.1(3)      Second Amendment to Agreement and Plan of Merger and
                  Reorganization dated as of September 30, 1998 among World
                  Access, Inc., WAXS INC., WAXS Acquisition Corp., NACT
                  Telecommunications, Inc. and NACT Acquisition Corp.

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
                  (Incorporated herein by reference to Exhibit 2.1(3) to the registrant's Registration Statement on Form S-4, Commission
                  File No. 333-65389).

      3.1         Certificate of Incorporation of World Access, Inc. (formerly
                  "WAXS INC.") (Incorporated herein by reference to Exhibit 3.1 of the registrants Registration Statement on Form S-4, Commission File No. 333-65389).

      3.2         Certificate of Amendment to Certificate of Incorporation of
                  World Access, Inc. (formerly "WAXS INC.") dated October 28,
                  1998.

      3.3         Bylaws of World Access, Inc. (formerly "WAXS INC.")
                  (Incorporated herein by reference to Exhibit 3.2 of the registrants Registration Statement on Form S-4, Commission
                  File No. 333-65389).

      4.1         First Supplemental Indenture dated October 28, 1998 between
                  World Access, Inc, WA Telcom Products Co., Inc. and First
                  Union National Bank, as Trustee.

      10.1 Assignment and Assumption Agreement dated October 28, 1998 between World Access, Inc. and WA Telcom Products Co., Inc.

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              WORLD ACCESS, INC.
                              (formerly known as "WAXS INC.")



                              By: /s/ Martin D. Kidder
                                 ---------------------------------------------
                                      Martin D. Kidder
                                      Its Vice President and Controller



Dated as of October 28, 1998




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                                 EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION OF EXHIBIT

2.1(1) Agreement and Plan of Merger and Reorganization dated as of February 24, 1998 among World Access, Inc., WAXS INC., WAXS
                  Acquisition Corp., NACT Telecommunications, Inc. and NACT
                  Acquisition Corp. (Incorporated herein by reference to Exhibit 2.1(1) to the registrant's Registration Statement on Form S-4, Commission File No. 333-65389).

2.1(2)            First Amendment to Agreement and Plan of Merger and
                  Reorganization dated as of June 30, 1998 among World Access,
                  Inc., WAXS INC., WAXS Acquisition Corp., NACT
                  Telecommunications, Inc. and NACT Acquisition Corp.
                  (Incorporated herein by reference to Exhibit 2.1(2) to the registrant's Registration Statement on Form S-4, Commission
                  File No. 333-65389).

2.1(3)            Second Amendment to Agreement and Plan of Merger and
                  Reorganization dated as of September 30, 1998 among World
                  Access, Inc., WAXS INC., WAXS Acquisition Corp., NACT
                  Telecommunications, Inc. and NACT Acquisition Corp.
                  (Incorporated herein by reference to Exhibit 2.1(3) to the registrant's Registration Statement on Form S-4, Commission
                  File No. 333-65389).

3.1               Certificate of Incorporation of World Access, Inc. (formerly
                  "WAXS INC.") (Incorporated herein by reference to Exhibit 3.1 of the registrants Registration Statement on Form S-4, Commission File No. 333-65389).

3.2               Certificate of Amendment to Certificate of Incorporation of
                  World Access, Inc. (formerly "WAXS INC.") dated October 28,
                  1998.

3.3               Bylaws of World Access, Inc. (formerly "WAXS INC.")
                  (Incorporated herein by reference to Exhibit 3.2 of the registrants Registration Statement on Form S-4, Commission
                  File No. 333-65389).

4.1               First Supplemental Indenture dated October 28, 1998 between
                  World Access, Inc, WA Telcom Products Co., Inc. and First
                  Union National Bank, as Trustee.

10.1 Assignment and Assumption Agreement dated October 28, 1998 between World Access, Inc. and WA Telcom Products Co., Inc.